Reference Number: FXNSC8024
U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RASC
Series 2006-KS3 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS3
March 29, 2006

BEAR STEARNS
                                                                                  BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                    383 MADISON AVENUE
                                                                                              NEW YORK, NEW YORK 10179
                                                                                                          212-272-4009

DATE:             March 29, 2006

TO:               U.S. Bank National  Association,  not in its individual  capacity but solely as
                  Trustee for the benefit of RASC Series  2006-KS3  Trust,  Home Equity  Mortgage
                  Asset-Backed Pass-Through Certificates, Series 2006-KS3
ATTENTION:        RASC Series 2006-KS3
TELEPHONE:        651-495-3880
FACSIMILE:        651-495-8090
CC:               Andrea Villanueva
FAX:              952-979-0867

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):       FXNSC8024

The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and  conditions of the  Transaction entered into on the Trade Date  specified  below (the  "Transaction")  between Bear Stearns  Financial  Products Inc.
("BSFP") and U.S. Bank National  Association,  not in its  individual  capacity but solely as Trustee for the benefit of RASC Series 2006-KS3 Trust,  Home Equity Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-KS3 (the
"Counterparty").  This letter  agreement,  which  evidences a complete  and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth below,  constitutes a  "Confirmation"  as referred to in the ISDA
Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.     This Agreement is subject to and incorporates the 2000 ISDA Definitions (the  "Definitions"),  as published by the  International  Swaps and  Derivatives  Association,  Inc.  ("ISDA").  You and we have  agreed to enter into this
Agreement  in lieu of  negotiating  a Schedule to the 1992 ISDA Master  Agreement  (Multicurrency--Cross  Border) form
(the "ISDA Form Master  Agreement") but, rather,  an ISDA Form Master Agreement shall be deemed to have been executed by you  and us on the  date  we  entered  into  the  Transaction.  In the  event  of any  inconsistency  between  the provisions of this Agreement and the  Definitions  or the ISDA Form Master  Agreement,  this Agreement  shall prevail for purposes of the Transaction.  Terms used and not otherwise  defined herein,  in the ISDA Form Master Agreement or the Definitions  shall have the meanings assigned to them in the Pooling and Servicing  Agreement,  dated as of March
1, 2006, among Residential Asset Securities  Corporation,  as Depositor,  Residential Funding Corporation,  as Master
Servicer, and U.S. Bank National Association,  as trustee (the "Pooling and Servicing Agreement").  Each reference to a "Section"  or to a "Section"  "of this  Agreement"  will be  construed as a reference to a Section of the 1992 ISDA
Form Master Agreement.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:             With respect to any Calculation  Period,  the amount set forth for such period in
                                    Schedule I attached hereto.

       Trade Date:                  March 14, 2006

       Effective Date:              March 29, 2006

       Termination Date:            January 25, 2010,  provided,  however, for the purposes of determining the Floating Amount to be paid in respect of the final  Calculation  Period,  such date shall be subject to adjustment in accordance with the Business Day Convention.

       FIXED AMOUNT:

       Fixed Rate Payer:            Counterparty

       Fixed Rate Payer
       Period End Dates:            The  25th   calendar   day  of  each  month   during  the  Term  of  this
                                    Transaction,  commencing  April 25,  2006 and  ending on the  Termination
                                    Date, with No Adjustment.

       Fixed Rate Payer
       Payment Dates:               Early  Payment  shall be  applicable.  The Fixed Rate Payer  Payment Date shall be two  Business  Days  preceding  each Fixed Rate Payer Period End
                                    Date.

       Fixed Rate:                  5.11750%

       Fixed Rate Day
       Count Fraction:              30/360

       FLOATING AMOUNTS:

       Floating Rate Payer:          BSFP

       Floating Rate Payer
       Period End Dates:             The  25th   calendar   day  of  each  month   during  the  Term  of  this
                                     Transaction,  commencing  April 25, 2006,  and ending on the  Termination
                                     Date,   subject  to  adjustment  in  accordance  with  the  Business  Day
                                     Convention.

       Floating Rate Payer
       Payment Dates:                Early Payment shall be  applicable.  The Floating Rate Payer Payment Date shall be two Business  Days  preceding  each  Floating  Rate Payer Period
                                     End Date.

       Floating Rate Option:         USD-LIBOR-BBA

       Floating Rate for the
       Initial Calculation Period:   To be determined.

       Designated Maturity:          One month

       Floating Rate Day
       Count Fraction:               Actual/360

       Reset Dates: The first day of each Calculation Period.

       Compounding: Inapplicable

       Business Days:                New York

       Business Day Convention:      Following

3.   Additional Provisions:                 Each  party  hereto is hereby  advised  and  acknowledges  that the other party  has  engaged  in  (or  refrained  from  engaging  in)  substantial financial  transactions  and has taken (or  refrained  from taking) other material  actions  in  reliance  upon the entry by the  parties  into the
                                            Transaction  being  entered  into on the terms and  conditions  set forth
                                            herein  and  in  the  ISDA  Form  Master   Agreement   relating  to  such
                                            Transaction,  as  applicable,  and, in the case of the  Counterparty,  it has been  directed  under the Pooling and  Servicing  Agreement  to enter into this Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) [Intentionally omitted]

2) The parties agree that  subparagraph  (ii) of Section 2(c) of the ISDA Form Master  Agreement will apply to any
Transaction.

3) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)      "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)      "Specified  Transaction"  is not applicable to BSFP or  Counterparty  for any purpose,  and,  accordingly,
Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to BSFP or Counterparty.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)      With respect to Counterparty,  the "Bankruptcy"  provision of Section 5(a)(vii)(2) of the ISDA Form Master
Agreement will be deleted in its entirety.

(f)      The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)        Payments on Early Termination.  For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i)  Market Quotation will apply.

         (ii) The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

 (i)     The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(j)       Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master  Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

4) Tax Representations.

(a) Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of BSFP and the
Counterparty will make the following representations:

It is not  required  by any  applicable  law, as modified by the  practice  of any  relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section  2(e),  6(d)(ii) or 6(e) of the ISDA Form Master  Agreement) to be
made by it to the other party under this Agreement.  In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

     (ii)         the  satisfaction  of the agreement  contained in Sections  4(a)(i) or 4(a)(iii) of the ISDA Form
     Master Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to
     Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

     (iii) the  satisfaction  of the agreement of the other party contained in Section 4(d) of the ISDA Form Master
     Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause
     (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

(b) Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master  Agreement,  each of BSFP and the Counterparty make the following representations.

      The following representation will apply to BSFP:

         BSFP  is a  corporation  organized  under  the  laws of the  State  of  Delaware  and  its  U.S.  taxpayer identification number is 13-3866307.

      The following representation will apply to the Counterparty:

         U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement.

5) Documents to be Delivered. For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)  Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/                     DATE BY WHICH TO
                                      CERTIFICATE                        BE DELIVERED
BSFP and                              Any  document  required  or        Promptly  after  the  earlier  of  (i)  reasonable
The Counterparty                      reasonably   requested   to        demand by either party or (ii)  learning that such
                                      allow  the  other  party to        form or document is required
                                      make  payments  under  this
                                      Agreement    without    any
                                      deduction  or   withholding
                                      for  or on the  account  of
                                      any   Tax  or   with   such
                                      deduction  or   withholding
                                      at a reduced rate

(2)  Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION
BSFP and                 Any documents required by the   Upon the execution and        Yes
The Counterparty         receiving party to evidence     delivery of this Agreement
                         the authority of the            and such Confirmation
                         delivering party or its Credit
                         Support Provider, if any, for
                         it to execute and deliver this
                         Agreement, any Confirmation,
                         and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under this
                         Agreement, such Confirmation
                         and/or Credit Support
                         Document, as the case may be
BSFP and the             A certificate of an             Upon the execution and        Yes
Counterparty             authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement.
BSFP                     Legal opinion(s) with respect   Upon the execution and        No
                         to such party and its Credit    delivery of this Agreement
                         Support Provider, if any, for   and any Confirmation
                         it, reasonably satisfactory
                         in form and substance to the
                         other party relating to the
                         enforceability of the party's
                         obligations under this
                         Agreement.
BSFP                     A copy of the most recent       Promptly after request by     Yes
                         annual report of such           the other party
                         party (only if available) and
                         its Credit Support Provider,
                         if any, containing in all
                         cases audited consolidated
                         financial statements for each
                         fiscal year certified by
                         independent certified public
                         accountants and prepared in
                         accordance with generally
                         accepted accounting
                         principles in the United
                         States or in the country in
                         which such party is organized

The Counterparty         Each other report or other      Promptly upon request by      Yes
                         document required to be         BSFP, or with respect to
                         delivered by or to the          any particular type of
                         Counterparty under the terms    report or other document as
                         of the Pooling and Servicing    to which BSFP has
                         Agreement, other than those     previously made request to
                         required to be delivered        receive all reports or
                         directly by the Trustee to      documents of that type,
                         BSFP thereunder                 promptly upon delivery or
                                                         receipt of  such report or
                                                         document by the Issuer
                                                         Counterparty

6)  Miscellaneous. Miscellaneous

(a)      Address for Notices:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to BSFP:

                  Address: 383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address: RASC Series 2006-KS3 Trust
                                     c/o U.S. Bank National Association
                                     60 Livington Avenue
                                     EP-MN-WS3D
                                     St. Paul, MN 55107
                  Facsimile:         1-651-495-8090
                  Telephone:         1-651-495-3880

                  with a copy to:

                  Address: Residential Funding Corporation
                                     8400 Normandale Lake Blvd., Suite 600
                                     Minneapolis, MN 55437
                  Attention:         Andrea Villanueva
                  Facsimile No.:     952-979-0867
                        Telephone:   952-857-6168

         (For all purposes)

(b)      Process Agent.  For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c)      Offices.  The  provisions  of  Section  10(a)  will not  apply  to this  Agreement;  neither  BSFP nor the
         Counterparty  have any Offices  other than as set forth in the Notices  Section and BSFP agrees that,  for purposes of Section 6(b) of the ISDA Form Master  Agreement,  it shall not in future have any Office other than one in the United States.

(d)      Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is BSFP.

(f)      Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)      Credit Support Provider.

         BSFP:    Not Applicable

         The Counterparty: Not Applicable

(h)      Governing Law.    The parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law provision  thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

 (i)     Non-Petition.  BSFP hereby irrevocably and  unconditionally  agrees that it will not institute against, or join any other person in  instituting  against or cause any other person to institute  against RASC Series
         2006-KS3 Trust,  Home Equity Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-KS3,  or the
         Counterparty any bankruptcy,  reorganization,  arrangement,  insolvency,  or similar  proceeding under the laws of the United States,  or any other  jurisdiction  for the non-payment of any amount due hereunder or any other reason until the payment in full of the  Certificates  (as defined in the Pooling and  Servicing
         Agreement)  and the  expiration  of a period of one year  plus ten days (or,  if  longer,  the  applicable preference period) following such payment.

(j)      Severability.     If any term,  provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part)
         for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and  effect as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material change, the original  intentions  of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this Agreement will not  substantially  impair the respective  benefits or  expectations of the parties.

         The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant  or  condition  with a valid  or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect  of  which  comes  as  close  as  possible  to  that of the  invalid  or unenforceable term, provision, covenant or condition.

(k)      Consent to Recording.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time,  by the other  party of any and all  communications  between  officers or  employees  of the parties,  waives any further  notice of such  monitoring or  recording,  and agrees to notify its officers and employees of such monitoring or recording.

(l)      Waiver of Jury Trial.      Each  party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings  relating to this  Agreement,;  any Credit Support Document or any of the transactions contemplated hereby.

(m)      Set-Off.  Notwithstanding  any  provision  of this  Agreement or any other  existing or future  agreement, each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder against any  obligation  between it and the other  party  under any other  agreements.  The  provisions  for
         Set-off set forth in Section  6(e) of the ISDA Form Master  Agreement  shall not apply for  purposes of this
         Transaction.

(n)      This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

(o)      Trustee  Liability  Limitations.  It is  expressly  understood  and agreed by the parties  hereto that (a)
         this  Agreement  is executed  and  delivered  by U.S.  Bank  National  Association,  not  individually  or personally  but  solely as Trustee  of the  Counterparty,  in the  exercise  of the  powers and  authority conferred  and  vested  in it and that U.S.  Bank  National  Association  shall  perform  its  duties  and obligations  hereunder  in  accordance  with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement,  (b) each of the representations,  undertakings and agreements herein made on the part  of the  Counterparty  is  made  and  intended  not as  personal  representations,  undertakings  and agreements  by U.S.  Bank  National  Association  but is made and intended for the purpose of binding only the  Counterparty,  (c) nothing herein contained shall be construed as creating any liability on U.S. Bank
         National  Association,  individually or personally,  to perform any covenant  either  expressed or implied contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any
         Person claiming by, through or under the parties hereto,  and (d) under no  circumstances  shall U.S. Bank
         National  Association  be  personally  liable  for the  payment of any  indebtedness  or  expenses  of the
         Counterparty  or be liable  for the  breach or  failure of any  obligation,  representation,  warranty  or covenant made or  undertaken  by the  Counterparty  under this  Agreement or any other related  documents;
         provided,  that nothing in this paragraph  shall relieve U.S. Bank National  Association  from  performing its duties and  obligations  hereunder  and under the Pooling and Servicing  Agreement in accordance  with the standard of care set forth herein and therein.

(p)      BSFP hereby agrees that,  notwithstanding any provision of this agreement to the contrary,  Counterparty's obligations  to pay any amounts  owing  under this  Agreement  shall be subject to Section  4.09(b) of the
         Pooling and Servicing  Agreement  and BSFP's right to receive  payment of such amounts shall be subject to
         Section 4.09(b) of the Pooling and Servicing Agreement.

7) "Affiliate".  BSFP and  Counterparty  shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form  Master  Agreement  is hereby  amended  by adding at the end  thereof  the  following subsection (g):

         "(g)     Relationship Between Parties.

                           Each party  represents  to the other party on each date when it enters into a  Transaction that:--

                  (1)  Nonreliance.  (i) It is not relying on any  statement or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the  representations  expressly made in this  Agreement  or the  Confirmation  in  respect  of that  Transaction  and (ii) it has consulted with its own legal,  regulatory,  tax, business,  investment,  financial and accounting advisors to the extent it has deemed necessary,  and it has made its own investment,  hedging and trading  decisions  based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding.

                  (i) It has the  capacity to evaluate  (internally  or through  independent  professional  advice)
                  the Transaction  and has made its own decision to enter into the Transaction  and, in the case of the  Counterparty,  it has been  directed by the Pooling and  Servicing  Agreement  to enter into this Transaction; and

                  (ii) It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose.  It is entering  into the  Transaction  for the purposes of managing its  borrowings or  investments,  hedging its underlying  assets or  liabilities or in connection  with a line of business.

                  (4) Status of  Parties.  The other party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction.

                  (5)  Eligible  Contract  Participant.  It is an  "eligible  swap  participant"  as  such  term is defined  in  Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)  promulgated  under,  and it constitutes an "eligible  contract  participant" as such term is defined in Section 1(a)12 of the
                  Commodity Exchange Act, as amended."

9) The ISDA Form Master Agreement is hereby amended as follows

         (a) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the
         ISDA Form Master Agreement.

10)  Transfer,  Amendment  and  Assignment.  No  transfer,  amendment,  waiver,  supplement,  assignment  or  other modification  of this  Transaction  shall be  permitted by either  party  (other than a change of  Counterparty  in connection  with a change of Trustee in  accordance  with the  Pooling  and  Servicing  Agreement)  unless  each of
Moody's  Investors  Service,  Inc.  ("Moody's")  and Standard and Poor's,  a Division of the McGraw Hill  Companies
("S&P"), has been provided notice of the same and confirms in writing (including by facsimile  transmission) within five Business Days after such notice is given that it will not  downgrade,  qualify,  withdraw or otherwise  modify its  then-current  rating of the RASC  Series  2006-KS3  Trust,  Home  Equity  Mortgage  Asset-Backed  Pass-Through
Certificates, Series 2006-KS3 (the "Certificates").

11) Additional  Termination  Events.   Additional  Termination Events will apply.  (i) If a Rating Agency Downgrade has occurred  and BSFP has not complied  with Section 12 below,  then an  Additional  Termination  Event shall have occurred  with  respect  to BSFP and BSFP shall be the sole  Affected  Party  with  respect  to such an  Additional
Termination  Event;  (ii) if notice is given by any holder of a Class A or Class M Certificate  the Master Servicer
or by any other party under the  Pooling  and  Servicing  Agreement or otherwise to exercise its option to purchase the  Mortgage  Loans  owned by the Trust Fund  pursuant  to  Article IX of the  Pooling  and  Servicing  Agreement,
provided  that,  such  Additional  Termination  Event shall occur on the  Optional  Termination  Date and,  for the avoidance  of doubt,  the regular Net Swap  Payment  shall be required to be paid by the  applicable  party on such
Optional  Termination  Date  and the  Counterparty  shall  be the  sole  Affected  Party  with  respect  to such an
Additional  Termination  Event;  (iii) if the  Trustee is unable to make  payments on the Class A  Certificates  or fails or admits in writing its inability to make payments on the Class A  Certificates  as they become due, then an
Additional  Termination  Event shall have ocurred with respect to the Counterparty  and the  Counterparty  shall be the sole Affected Party with respect to such an Additional  Temination  Event;  and (iv) if, upon the occurrence of a Swap  Disclosure  Event (as defined in the  Indemnification  Agreement,  dated March 29, 2006, by and among BSFP,
Residential Funding  Corporation and Residential Asset Securities  Corporation (the  "Indemnification  Agreement"),
BSFP has not,  within 10 days after such Swap  Disclosure  Event  complied with any of the  provisions set forth in
Section 3 of the Indemnification  Agreement,  then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

12) Rating  Agency  Downgrade.   In the event that  BSFP's  long-term  unsecured  and  unsubordinated  debt rating is withdrawn or reduced below "AA-" by S&P or its long-term  unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "Aa3" by Moody's  (and  together  with S&P, the "Swap Rating  Agencies",  and such rating  thresholds,
"Approved Rating Thresholds"),  then within 30 days after such rating withdrawal or downgrade, BSFP shall, at its own cost,  either (i) cause another  entity to replace BSFP as party to this Agreement that meets or exceeds the Approved
Rating  Thresholds  on terms  substantially  similar to this  Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement.

          NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES
          INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT  PROVIDER ON THIS AGREEMENT OR ANY  TRANSACTION
          COVERED HEREBY.

5.  Account Details and
     Settlement Information:                       PAYMENTS TO BSFP:
                                                   Citibank, N.A., New York
                                                   ABA Number: 021-0000-89, for the account of
                                                   Bear, Stearns Securities Corp.
                                                   Account Number: 0925-3186, for further credit to
                                                   Bear Stearns Financial Products Inc.
                                                   Sub-account  Number: 102-04654-1-3
                                                   Attention: Derivatives Department

                                                   PAYMENTS TO COUNTERPARTY:
                                                   U.S. Bank National Association
                                                   ABA Number: 091000022
                                                   Account Number: 1731 0332 2058
                                                   Reference: RASC 2006-KS3
                                                   OBI: Attention: Josh Wilkening
                                                   Ref. Acct. No.: 793279000

Counterparty  hereby agrees to check this  Confirmation  and to confirm that the foregoing  correctly  sets forth the terms  of the  Transaction  by  signing  in the  space  provided  below  and  returning  to BSFP a  facsimile  of the fully-executed Confirmation to 212-272-9857.  For inquiries regarding U.S. Transactions,  please contact SUSAN DONLON by telephone at  212-272-2364.  For all other  inquiries  please contact  DERIVATIVES  DOCUMENTATION  by telephone at
353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:
     Name:
     Title:

AGREED AND ACCEPTED AS OF THE TRADE DATE
BY:  U.S. Bank National Association as Trustee for the benefit of RASC Series 2006-KS3 Trust, Home Equity Mortgage
Asset-Backed Pass-Through Certificates, Series 2006-KS3

By:
     Name:
     Title:

lm

                                                SCHEDULE I
   (where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Following Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment.)

       FROM AND INCLUDING                                                                NOTIONAL AMOUNT
                                               TO BUT EXCLUDING                               (USD)
         Effective Date                            4/25/06                              1,121,825,000.00
            4/25/06                                5/25/06                              1,111,167,000.06
            5/25/06                                6/25/06                              1,096,621,082.36
            6/25/06                                7/25/06                              1,078,169,801.46
            7/25/06                                8/25/06                              1,055,826,738.77
            8/25/06                                9/25/06                              1,029,652,919.54
            9/25/06                                10/25/06                              999,768,865.20
            10/25/06                               11/25/06                              966,324,417.11
            11/25/06                               12/25/06                              929,599,562.34
            12/25/06                               1/25/07                               890,631,525.47
            1/25/07                                2/25/07                               850,334,871.75
            2/25/07                                3/25/07                               809,608,896.11
            3/25/07                                4/25/07                               770,621,356.43
            4/25/07                                5/25/07                               733,466,843.68
            5/25/07                                6/25/07                               698,060,474.91
            6/25/07                                7/25/07                               664,253,228.75
            7/25/07                                8/25/07                               631,837,698.22
            8/25/07                                9/25/07                               600,847,589.91
            9/25/07                                10/25/07                              570,974,051.12
            10/25/07                               11/25/07                              541,388,521.75
            11/25/07                               12/25/07                              508,985,340.21
            12/25/07                               1/25/08                               473,976,612.54
            1/25/08                                2/25/08                               428,490,582.66
            2/25/08                                3/25/08                               386,698,379.21
            3/25/08                                4/25/08                               349,757,730.12
            4/25/08                                5/25/08                               318,550,167.33
            5/25/08                                6/25/08                               292,544,040.87
            6/25/08                                7/25/08                               274,873,068.13
            7/25/08                                8/25/08                               258,754,709.89
            8/25/08                                9/25/08                               243,531,682.22
            9/25/08                                10/25/08                              243,531,682.22
            10/25/08                               11/25/08                              231,801,191.01
            11/25/08                               12/25/08                              219,596,984.09
            12/25/08                               1/25/09                               208,065,628.87
            1/25/09                                2/25/09                               197,168,861.88
            2/25/09                                3/25/09                               186,870,555.46
            3/25/09                                4/25/09                               177,137,726.75
            4/25/09                                5/25/09                               167,937,380.98
            5/25/09                                6/25/09                               159,238,875.17
            6/25/09                                7/25/09                               151,013,849.17
            7/25/09                                8/25/09                               143,235,562.24
            8/25/09                                9/25/09                               135,878,797.49
            9/25/09                                10/25/09                              128,919,828.05
            10/25/09                               11/25/09                              122,336,280.78
            11/25/09                               12/25/09                              116,107,075.62
            12/25/09                           Termination Date                          110,141,018.36